EXHIBIT 10


FIRST AMENDMENT TO LOAN AGREEMENT
---------------------------------

THIS FIRST AMENDMENT (this "Amendment") dated as of
July 31, 1996 is by and among the several borrowers
(each a "Borrower" and collectively "Borrowers") listed on the signature pages hereto and CoreStates Bank, N.A.
(the "Bank").

BACKGROUND

A)Borrowers and the Bank executed a Loan Agreement dated as of November 16, 1995 (such Loan Agreement as amended hereby and may be amended from time to time, the "Loan Agreement") pursuant to which the Bank made available to Borrowers a $25,000,000 revolving credit/term loan facility.

B)Pursuant to Section 2.22 of the Loan Agreement, any
Subsidiary of Peak Technologies Group. Inc. ("Peak") may become a Borrower under the Loan Agreement, subject to the terms and conditions set forth in Section 2.22.

C)Borrowers wish to join the following Subsidiaries of Peak (each such joining Subsidiary a "New Borrower" and collectively "New Borrowers") to the Loan Agreement:

(1)     Peak Technologies Canada Limited;
(2)     Peak Technologies BV (Benelux);
(3)     Peak Technologies AS (Norway);
(4)     Acquidata SA (France);
(5)     Barcode BC Systeme (Switzerland);
(6)     SASS Computers GMBH (Germany);
(7)     Peak Technologies Holdings GMBH (Germany); and
(8)     Peak Technologies SA (France).

(D)Borrowers have requested and the Bank is agreeable to an increase in the Commitment to $32,000,000.

(E)Borrowers have also requested and the Bank is agreeable to an increase in the Foreign Currency
Sublimit to $10,000,000.

(F)The parties, therefore, are entering into the following Amendment for such purposes and to otherwise amend the Loan Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms not otherwise defined in this Amendment will have the meanings herein given to such terms in the Loan Agreement.

2. Conditions. The Bank's obligations hereunder are subject to the following terms and conditions:

(A) At or before execution of this Amendment, Borrowers shall deliver to the Bank the following documents:

(1) a joinder agreement (the "Joinder Agreement"), executed by each of the New Borrowers, in form and substance satisfactory to the Bank, whereby each of the New Borrowers shall become Borrower under and in accordance with the Loan Agreement; and

(2) an allonge to the Note (the "Allonge") executed by each of the Borrowers, inclusive of the New Borrowers.

(B) Within 30 days of the date hereof, Borrowers shall deliver the following documents to the Bank:

(1) a copy, certified in writing as of the date hereof by the Secretary or Assistant Secretary of each Borrower, of resolutions of the Board of Directors of such Borrower evidencing approval or ratification of this Amendment, the Allonge and other matters contemplated hereby;

(2) a copy, certified in writing as of the date hereof by the Secretary or Assistant Secretary of each New
Borrower, of resolutions of the Board of Directors of such New Borrower evidencing approval or ratification of the Joinder Agreement (or such other documentation or evidence of such action that is the equivalent under relevant applicable law), the Allonge and other matters contemplated hereby;

(3) opinions of counsel for each Borrower and New
Borrower acceptable to the Bank dated the date hereof in form and substance reasonably satisfactory to the Bank;

(4) a certificate dated the date hereof by the Secretary or an Assistant Secretary of each New
Borrower as to the names and signatures of the officers of such New Borrower authorized to sign the Joinder Agreement and the Allonge and the other documents or certificates to be executed and delivered pursuant to the Loan Agreement, as amended hereby;

(5) copies of the Bylaws or the equivalent document of each New Borrower, certified as true, correct and complete by such New Borrower's Secretary or Assistant
Secretary on behalf of such New Borrower; and

(6) With respect to each New Borrower, certificates dated within 30 days of the date hereof for United States jurisdictions and, as the Bank may require, for jurisdictions outside of the United States, issued by the Secretary of State (or similar official) of its jurisdiction of incorporation stating that such New
Borrower is a corporation duly incorporated and in good standing under the laws of such jurisdiction
(or such other documentation or evidence of such action that is the equivalent under relevant applicable law).

3. Amendments to the Loan Agreement.  The Loan
Agreement is hereby amended as follows:

(A) The definition for "Commitment" is hereby amended in its entirety to read as follows:

"Commitment" at any time, means $32,000,000 as such amount may be reduced in accordance with Section 2.1(D).

(B) The definition for "Foreign Currency Sublimit" is hereby amended in its entirety to read as follows:

Foreign Currency Sublimit" means $10,000,000.

4. Confirmation of Representations and Warranties.
In order to induce the Bank to enter into this Amendment, each Borrower hereby confirms, represents and warrants (A) that the representations and warranties set forth in the Loan Agreement are accurate on and as of the date hereof as though made on and as of this date (or, to the extent any such representation or warranty expressly relates to a specific date, as of such specific date) except for changes permitted in the Loan Agreement or in writing by the Bank; and

(B) No Event of Default or Unmatured Event of Default shall have occurred and be continuing or will result from the execution by Borrowers of this Amendment or any other document contemplated herein.

5. No Waiver; Acknowledgment of each Borrower. With the exception of written waivers granted by the Bank to the Borrowers prior to the date hereof, no Unmatured
Event of Default or Event of Default existing on the date hereof or having occurred prior hereto shall be deemed to have been waived by the Bank by reason of entering into this Amendment. Each Borrower acknowledges its indebtedness presently owed by such Borrower to the Bank and hereby reaffirms its obligation to pay such indebtedness to the Bank in full according to the terms of the Loan Agreement. Each Borrower confirms that it has no defenses, setoffs, or counterclaims to the exercise by the Bank of its remedies under the Loan
Agreement or applicable law.

6. Payment of Fees and Expenses. Each Borrower agrees to pay on demand or to reimburse the Bank, and to save the Bank harmless against liability for payment of, all the reasonable out-of-pocket expenses arising in connection with the review, preparation and enforcement of this Amendment (including, without limitation, the reasonable fees and expenses of counsel to the Bank).

7.Continuation of Provisions. The Loan Agreement shall remain in full force and effect except to the extent amended hereby. From and after the date that this Amendment becomes effective, any reference in the Loan
Agreement or similar term, shall be and mean a reference to the Loan Agreement as amended hereby and as the same may be further amended, modified or supplemented from time to time.

8. Miscellaneous.

(A) This Amendment contains all of the modifications to the Loan Agreement. No further modifications shall be deemed effective, unless in writing executed in accordance with the Agreement.

(B) This Amendment shall be binding upon the parties hereto, their successors and assigns.

(C) This Amendment shall be construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

9. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original agreement, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, each Borrower and the Bank have caused this Amendment to be duly executed by their respective duly authorized officers as of the date first above written.


THE PEAK TECHNOLOGIES GROUP, INC.

By:  /s/ Michael J. Miller         Address:
    ----------------------
Name:  Michael J. Miller          9200 Berger Road
Title: V.P. Corporate Controller  Columbia, Maryland 21046
				  Fax (410) 312-7473
Attest:  /s/ Gary Bierc
       --------------------

PEAK TECHNOLOGIES, INC.

By: /s/ Michael J. Miller
    ---------------------
Name: Michael J. Miller           9200 Berger Road
Title: V.P. Corporate Controller  Columbia, Maryland 21046
				  Fax (410) 312-7473
Attest: /s/ Gary Bierc
       --------------------

TELPAR, INC.

By:   /s/ Michael J. Miller
     ----------------------       4181 Centurion Way
Name:  Michael J. Miller          Addison, TX 75244
Title: V.P. Corporate Controller  Fax (214) 233-8947

Attest:  /s/ Gary Bierc
       --------------------


PEAK TECHNOLOGIES UK LIMITED

By:    /s/ Michael J. Miller     3 Prince Rupert House
      ----------------------     Bumpers Farm Chippenham
Name:  Michael J. Miller         Wiltshire UK SN146LH
Title: V.P. Corporate Controller

Attest:  /s/ Gary Bierc
       --------------------


CORESTATES BANK, N.A

By: /s/ Charles Harding            1345 Chestnut Street
   ---------------------           Philadelphia, PA 19101
				   Fax:  (215) 973-5831